The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for "responding to Item 72DD correctly, the correct answer is as follows (in 000's):"

A-Class
INTECH Emerging Markets Managed Volatility Fund $0
INTECH Global Income Mangaged Volatility Fund $141
INTECH International Managed Volatility Fund $89
INTECH U.S. Core Fund $269
INTECH U.S. Managed Volatility Fund $17
Janus Adapitve Global Allocation Fund $0
Janus Diversified Alternatives Fund $0
Janus Flexible Bond Fund $17,038
Janus Global Allocation Fund - Conservative $376
Janus Global Allocation Fund - Growth $84
Janus Global Allocation Fund - Moderate $366
Janus Global Bond Fund $1,377
Janus Global Unconstrained Bond Fund $753
Janus High-Yield Fund $15,050
Janus Multi-Sector Income Fund $95
Janus Real Return Fund $89
Janus Short-Term Bond Fund $2,062
Perkins Large Cap Value Fund $49
Perkins Mid Cap Value Fund $5,941
Perkins Select Value Fund $2
Perkins Small Cap Value Fund $30
Perkins Value Plus Income Fund $162

C-Class
INTECH Emerging Markets Managed Volatility Fund $0
INTECH Global Income Mangaged Volatility Fund $34
INTECH International Managed Volatility Fund $5
INTECH U.S. Core Fund $113
INTECH U.S. Managed Volatility Fund $9
Janus Adapitve Global Allocation Fund $0
Janus Diversified Alternatives Fund $0
Janus Flexible Bond Fund $5,911
Janus Global Allocation Fund - Conservative $526
Janus Global Allocation Fund - Growth $73
Janus Global Allocation Fund - Moderate $184
Janus Global Bond Fund $256
Janus Global Unconstrained Bond Fund $281
Janus High-Yield Fund $3,416
Janus Multi-Sector Income Fund $75
Janus Real Return Fund $61
Janus Short-Term Bond Fund $275
Perkins Large Cap Value Fund $22
Perkins Mid Cap Value Fund $1,729
Perkins Select Value Fund $1
Perkins Small Cap Value Fund $0
Perkins Value Plus Income Fund $118

D-Class
INTECH Emerging Markets Managed Volatility Fund $0
INTECH Global Income Mangaged Volatility Fund $301
INTECH International Managed Volatility Fund $0
INTECH U.S. Core Fund $4,032
INTECH U.S. Managed Volatility Fund $0
Janus Adapitve Global Allocation Fund $0
Janus Diversified Alternatives Fund $0
Janus Flexible Bond Fund $17,952
Janus Global Allocation Fund - Conservative $7,061
Janus Global Allocation Fund - Growth $4,982
Janus Global Allocation Fund - Moderate $6,543
Janus Global Bond Fund $625
Janus Global Unconstrained Bond Fund $136
Janus High-Yield Fund $22,008
Janus Multi-Sector Income Fund $195
Janus Real Return Fund $168
Janus Short-Term Bond Fund $2,674
Perkins Large Cap Value Fund $542
Perkins Mid Cap Value Fund $26,626
Perkins Select Value Fund $101
Perkins Small Cap Value Fund $642
Perkins Value Plus Income Fund $761

I-Class
INTECH Emerging Markets Managed Volatility Fund $0
INTECH Global Income Mangaged Volatility Fund $94
INTECH International Managed Volatility Fund $1,265
INTECH U.S. Core Fund $2,552
INTECH U.S. Managed Volatility Fund $556
Janus Adapitve Global Allocation Fund $0
Janus Diversified Alternatives Fund $0
Janus Flexible Bond Fund $136,155
Janus Global Allocation Fund - Conservative $131
Janus Global Allocation Fund - Growth $132
Janus Global Allocation Fund - Moderate $146
Janus Global Bond Fund $1,996
Janus Global Unconstrained Bond Fund $14,785
Janus High-Yield Fund $18,660
Janus Multi-Sector Income Fund $90
Janus Real Return Fund $91
Janus Short-Term Bond Fund $6,572
Perkins Large Cap Value Fund $661
Perkins Mid Cap Value Fund $60,086
Perkins Select Value Fund $1,246
Perkins Small Cap Value Fund $4,352
Perkins Value Plus Income Fund $127

L-Class
Perkins Mid Cap Value Fund $526
Perkins Small Cap Value Fund $1,840

N-Class
INTECH U.S. Core Fund $1
INTECH U.S. Managed Volatility Fund $862
Janus Adapitve Global Allocation Fund $0
Janus Diversified Alternatives Fund $0
Janus Flexible Bond Fund $13,196
Janus Global Bond Fund $12,847
Janus Global Unconstrained Bond Fund $33
Janus High-Yield Fund $585
Janus Multi-Sector Income Fund $99
Janus Short-Term Bond Fund $586
Perkins Large Cap Value Fund $1,272
Perkins Mid Cap Value Fund $11,503
Perkins Small Cap Value Fund $2,003

R-Class
Janus Flexible Bond Fund $602
Janus Global Unconstrained Bond Fund $0
Janus High-Yield Fund $87
Perkins Mid Cap Value Fund $1,915
Perkins Small Cap Value Fund $0

S-Class
INTECH Emerging Markets Managed Volatility Fund $0
INTECH Global Income Mangaged Volatility Fund $6
INTECH International Managed Volatility Fund $1
INTECH U.S. Core Fund $447
INTECH U.S. Managed Volatility Fund $1
Janus Adapitve Global Allocation Fund $0
Janus Diversified Alternatives Fund $0
Janus Flexible Bond Fund $2,279
Janus Global Allocation Fund - Conservative $59
Janus Global Allocation Fund - Growth $39
Janus Global Allocation Fund - Moderate $65
Janus Global Bond Fund $8
Janus Global Unconstrained Bond Fund $4
Janus High-Yield Fund $235
Janus Multi-Sector Income Fund $82
Janus Real Return Fund $32
Janus Short-Term Bond Fund $34
Perkins Large Cap Value Fund $3
Perkins Mid Cap Value Fund $4,806
Perkins Select Value Fund $1
Perkins Small Cap Value Fund $246
Perkins Value Plus Income Fund $52

T-Class
INTECH Emerging Markets Managed Volatility Fund $0
INTECH Global Income Mangaged Volatility Fund $119
INTECH International Managed Volatility Fund $24
INTECH U.S. Core Fund $1,960
INTECH U.S. Managed Volatility Fund $466
Janus Adapitve Global Allocation Fund $0
Janus Diversified Alternatives Fund $0
Janus Flexible Bond Fund $34,013
Janus Global Allocation Fund - Conservative $921
Janus Global Allocation Fund - Growth $586
Janus Global Allocation Fund - Moderate $601
Janus Global Bond Fund $882
Janus Global Unconstrained Bond Fund $2,072
Janus High-Yield Fund $75,836
Janus Multi-Sector Income Fund $123
Janus Real Return Fund $100
Janus Short-Term Bond Fund $24,702
Perkins Large Cap Value Fund $53
Perkins Mid Cap Value Fund $87,392
Perkins Select Value Fund $42
Perkins Small Cap Value Fund $4,265
Perkins Value Plus Income Fund $108


The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for "responding to Item 72EE correctly, the correct answer is as follows
(in 000's):"

A-Class
INTECH Emerging Markets Managed Volatility Fund $0
INTECH Global Income Mangaged Volatility Fund $88
INTECH International Managed Volatility Fund $588
INTECH U.S. Core Fund $2,063
INTECH U.S. Managed Volatility Fund $696
Janus Adapitve Global Allocation Fund $0
Janus Diversified Alternatives Fund $13
Janus Flexible Bond Fund $0
Janus Global Allocation Fund - Conservative $212
Janus Global Allocation Fund - Growth $135
Janus Global Allocation Fund - Moderate $360
Janus Global Bond Fund $0
Janus Global Unconstrained Bond Fund $0
Janus High-Yield Fund $6,528
Janus Multi-Sector Income Fund $8
Janus Real Return Fund $0
Janus Short-Term Bond Fund $201
Perkins Large Cap Value Fund $184
Perkins Mid Cap Value Fund $59,098
Perkins Select Value Fund $5
Perkins Small Cap Value Fund $11,587
Perkins Value Plus Income Fund $531

C-Class
INTECH Emerging Markets Managed Volatility Fund $0
INTECH Global Income Mangaged Volatility Fund $31
INTECH International Managed Volatility Fund $52
INTECH U.S. Core Fund $1,613
INTECH U.S. Managed Volatility Fund $327
Janus Adapitve Global Allocation Fund $0
Janus Diversified Alternatives Fund $12
Janus Flexible Bond Fund $0
Janus Global Allocation Fund - Conservative $374
Janus Global Allocation Fund - Growth $179
Janus Global Allocation Fund - Moderate $262
Janus Global Bond Fund $0
Janus Global Unconstrained Bond Fund $0
Janus High-Yield Fund $1,479
Janus Multi-Sector Income Fund $7
Janus Real Return Fund $0
Janus Short-Term Bond Fund $73
Perkins Large Cap Value Fund $176
Perkins Mid Cap Value Fund $27,693
Perkins Select Value Fund $6
Perkins Small Cap Value Fund $3,142
Perkins Value Plus Income Fund $552

D-Class
INTECH Emerging Markets Managed Volatility Fund $0
INTECH Global Income Mangaged Volatility Fund $198
INTECH International Managed Volatility Fund $0
INTECH U.S. Core Fund $27,477
INTECH U.S. Managed Volatility Fund $357
Janus Adapitve Global Allocation Fund $0
Janus Diversified Alternatives Fund $23
Janus Flexible Bond Fund $0
Janus Global Allocation Fund - Conservative $3,729
Janus Global Allocation Fund - Growth $7,389
Janus Global Allocation Fund - Moderate $6,227
Janus Global Bond Fund $0
Janus Global Unconstrained Bond Fund $0
Janus High-Yield Fund $8,105
Janus Multi-Sector Income Fund $15
Janus Real Return Fund $0
Janus Short-Term Bond Fund $226
Perkins Large Cap Value Fund $2,050
Perkins Mid Cap Value Fund $170,540
Perkins Select Value Fund $284
Perkins Small Cap Value Fund $16,278
Perkins Value Plus Income Fund $2,297

I-Class
INTECH Emerging Markets Managed Volatility Fund $0
INTECH Global Income Mangaged Volatility Fund $60
INTECH International Managed Volatility Fund $7,132
INTECH U.S. Core Fund $16,085
INTECH U.S. Managed Volatility Fund $6,745
Janus Adapitve Global Allocation Fund $0
Janus Diversified Alternatives Fund $18
Janus Flexible Bond Fund $0
Janus Global Allocation Fund - Conservative $131
Janus Global Allocation Fund - Growth $132
Janus Global Allocation Fund - Moderate $146
Janus Global Bond Fund $0
Janus Global Unconstrained Bond Fund $0
Janus High-Yield Fund $5,775
Janus Multi-Sector Income Fund $7
Janus Real Return Fund $0
Janus Short-Term Bond Fund $558
Perkins Large Cap Value Fund $2,225
Perkins Mid Cap Value Fund $387,020
Perkins Select Value Fund $3,184
Perkins Small Cap Value Fund $118,290
Perkins Value Plus Income Fund $313

L-Class
Perkins Mid Cap Value Fund $3,550
Perkins Small Cap Value Fund $40,405

N-Class
INTECH U.S. Core Fund $5
INTECH U.S. Managed Volatility Fund $13,264
Janus Adapitve Global Allocation Fund $0
Janus Diversified Alternatives Fund $426
Janus Flexible Bond Fund $0
Janus Global Bond Fund $0
Janus Global Unconstrained Bond Fund $0
Janus High-Yield Fund $155
Janus Multi-Sector Income Fund $8
Janus Short-Term Bond Fund $47
Perkins Large Cap Value Fund $4,206
Perkins Mid Cap Value Fund $68,277
Perkins Small Cap Value Fund $42,587

R-Class
Janus Flexible Bond Fund $0
Janus Global Unconstrained Bond Fund $0
Janus High-Yield Fund $37
Perkins Mid Cap Value Fund $20,399
Perkins Small Cap Value Fund $4,127

S-Class
INTECH Emerging Markets Managed Volatility Fund $0
INTECH Global Income Mangaged Volatility Fund $4
INTECH International Managed Volatility Fund $7
INTECH U.S. Core Fund $3,650
INTECH U.S. Managed Volatility Fund $275
Janus Adapitve Global Allocation Fund $0
Janus Diversified Alternatives Fund $11
Janus Flexible Bond Fund $0
Janus Global Allocation Fund - Conservative $35
Janus Global Allocation Fund - Growth $68
Janus Global Allocation Fund - Moderate $70
Janus Global Bond Fund $0
Janus Global Unconstrained Bond Fund $0
Janus High-Yield Fund $98
Janus Multi-Sector Income Fund $7
Janus Real Return Fund $0
Janus Short-Term Bond Fund $4
Perkins Large Cap Value Fund $13
Perkins Mid Cap Value Fund $49,292
Perkins Select Value Fund $2
Perkins Small Cap Value Fund $13,784
Perkins Value Plus Income Fund $164

T-Class
INTECH Emerging Markets Managed Volatility Fund $0
INTECH Global Income Mangaged Volatility Fund $79
INTECH International Managed Volatility Fund $168
INTECH U.S. Core Fund $14,158
INTECH U.S. Managed Volatility Fund $7,568
Janus Adapitve Global Allocation Fund $0
Janus Diversified Alternatives Fund $12
Janus Flexible Bond Fund $0
Janus Global Allocation Fund - Conservative $490
Janus Global Allocation Fund - Growth $586
Janus Global Allocation Fund - Moderate $601
Janus Global Bond Fund $0
Janus Global Unconstrained Bond Fund $0
Janus High-Yield Fund $27,776
Janus Multi-Sector Income Fund $9
Janus Real Return Fund $0
Janus Short-Term Bond Fund $2,322
Perkins Large Cap Value Fund $208
Perkins Mid Cap Value Fund $615,613
Perkins Select Value Fund $120
Perkins Small Cap Value Fund $130,671
Perkins Value Plus Income Fund $344


The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for "responding to Item 73A correctly, the correct answer is as follows:"

A-Class
INTECH Emerging Markets Managed Volatility Fund $0.0000
INTECH Global Income Mangaged Volatility Fund $0.4444
INTECH International Managed Volatility Fund $0.1526
INTECH U.S. Core Fund $0.2638
INTECH U.S. Managed Volatility Fund $0.1421
Janus Adapitve Global Allocation Fund $0.0000
Janus Diversified Alternatives Fund $0.0000
Janus Flexible Bond Fund $0.2687
Janus Global Allocation Fund - Conservative $0.3968
Janus Global Allocation Fund - Growth $0.2927
Janus Global Allocation Fund - Moderate $0.3394
Janus Global Bond Fund $0.4987
Janus Global Unconstrained Bond Fund $0.0722
Janus High-Yield Fund $0.5046
Janus Multi-Sector Income Fund $0.4760
Janus Real Return Fund $0.3653
Janus Short-Term Bond Fund $0.0370
Perkins Large Cap Value Fund $0.2389
Perkins Mid Cap Value Fund $0.4780
Perkins Select Value Fund $0.1701
Perkins Small Cap Value Fund $0.0151
Perkins Value Plus Income Fund $0.2910

C-Class
INTECH Emerging Markets Managed Volatility Fund $0.0000
INTECH Global Income Mangaged Volatility Fund $0.3561
INTECH International Managed Volatility Fund $0.1003
INTECH U.S. Core Fund $0.1420
INTECH U.S. Managed Volatility Fund $0.1700
Janus Adapitve Global Allocation Fund $0.0000
Janus Diversified Alternatives Fund $0.0000
Janus Flexible Bond Fund $0.1903
Janus Global Allocation Fund - Conservative $0.3153
Janus Global Allocation Fund - Growth $0.1901
Janus Global Allocation Fund - Moderate $0.2336
Janus Global Bond Fund $0.4214
Janus Global Unconstrained Bond Fund $0.0355
Janus High-Yield Fund $0.4411
Janus Multi-Sector Income Fund $0.4014
Janus Real Return Fund $0.2910
Janus Short-Term Bond Fund $0.0135
Perkins Large Cap Value Fund $0.1130
Perkins Mid Cap Value Fund $0.2968
Perkins Select Value Fund $0.0518
Perkins Small Cap Value Fund $0
Perkins Value Plus Income Fund $0.2046

D-Class
INTECH Emerging Markets Managed Volatility Fund $0.0000
INTECH Global Income Mangaged Volatility Fund $0.4668
INTECH International Managed Volatility Fund $0
INTECH U.S. Core Fund $0.2970
INTECH U.S. Managed Volatility Fund $0.0000
Janus Adapitve Global Allocation Fund $0.0000
Janus Diversified Alternatives Fund $0.0000
Janus Flexible Bond Fund $0.2890
Janus Global Allocation Fund - Conservative $0.4249
Janus Global Allocation Fund - Growth $0.3150
Janus Global Allocation Fund - Moderate $0.3504
Janus Global Bond Fund $0.5148
Janus Global Unconstrained Bond Fund $0.0769
Janus High-Yield Fund $0.5232
Janus Multi-Sector Income Fund $0.4883
Janus Real Return Fund $0.3751
Janus Short-Term Bond Fund $0.0420
Perkins Large Cap Value Fund $0.2355
Perkins Mid Cap Value Fund $0.7424
Perkins Select Value Fund $0.2062
Perkins Small Cap Value Fund $0.2268
Perkins Value Plus Income Fund $0.3077

I-Class
INTECH Emerging Markets Managed Volatility Fund $0.0000
INTECH Global Income Mangaged Volatility Fund $0.4813
INTECH International Managed Volatility Fund $0.1786
INTECH U.S. Core Fund $0.3212
INTECH U.S. Managed Volatility Fund $0.2863
Janus Adapitve Global Allocation Fund $0.0000
Janus Diversified Alternatives Fund $0.0000
Janus Flexible Bond Fund $0.2920
Janus Global Allocation Fund - Conservative $0.4360
Janus Global Allocation Fund - Growth $0.3272
Janus Global Allocation Fund - Moderate $0.3596
Janus Global Bond Fund $0.5227
Janus Global Unconstrained Bond Fund $0.0893
Janus High-Yield Fund $0.5300
Janus Multi-Sector Income Fund $0.5027
Janus Real Return Fund $0.3882
Janus Short-Term Bond Fund $0.0445
Perkins Large Cap Value Fund $0.2644
Perkins Mid Cap Value Fund $0.7383
Perkins Select Value Fund $0.2272
Perkins Small Cap Value Fund $0.2115
Perkins Value Plus Income Fund $0.3168

L-Class
Perkins Mid Cap Value Fund $0.7042
Perkins Small Cap Value Fund $0.2619

N-Class
INTECH U.S. Core Fund $0.3394
INTECH U.S. Managed Volatility Fund $0.3290
Janus Adapitve Global Allocation Fund $0.0000
Janus Diversified Alternatives Fund $0.0000
Janus Flexible Bond Fund $0.3058
Janus Global Bond Fund $0.5314
Janus Global Unconstrained Bond Fund $0.0886
Janus High-Yield Fund $0.5373
Janus Multi-Sector Income Fund $0.5028
Janus Short-Term Bond Fund $0.0464
Perkins Large Cap Value Fund $0.2693
Perkins Mid Cap Value Fund $0.8011
Perkins Small Cap Value Fund $0.2704

R-Class
Janus Flexible Bond Fund $0.2259
Janus Global Unconstrained Bond Fund $0.0400
Janus High-Yield Fund $0.4697
Perkins Mid Cap Value Fund $0.4464
Perkins Small Cap Value Fund $0

S-Class
INTECH Emerging Markets Managed Volatility Fund $0.0000
INTECH Global Income Mangaged Volatility Fund $0.4276
INTECH International Managed Volatility Fund $0.1596
INTECH U.S. Core Fund $0.2480
INTECH U.S. Managed Volatility Fund $0.2764
Janus Adapitve Global Allocation Fund $0.0000
Janus Diversified Alternatives Fund $0.0000
Janus Flexible Bond Fund $0.2528
Janus Global Allocation Fund - Conservative $0.3815
Janus Global Allocation Fund - Growth $0.2723
Janus Global Allocation Fund - Moderate $0.3085
Janus Global Bond Fund $0.4819
Janus Global Unconstrained Bond Fund $0.0564
Janus High-Yield Fund $0.4936
Janus Multi-Sector Income Fund $0.4531
Janus Real Return Fund $0.3428
Janus Short-Term Bond Fund $0.0310
Perkins Large Cap Value Fund $0.2186
Perkins Mid Cap Value Fund $0.4637
Perkins Select Value Fund $0.1973
Perkins Small Cap Value Fund $0.1027
Perkins Value Plus Income Fund $0.2635

T-Class
INTECH Emerging Markets Managed Volatility Fund $0.0000
INTECH Global Income Mangaged Volatility Fund $0.4559
INTECH International Managed Volatility Fund $0.1445
INTECH U.S. Core Fund $0.2801
INTECH U.S. Managed Volatility Fund $0.2948
Janus Adapitve Global Allocation Fund $0.0000
Janus Diversified Alternatives Fund $0.0000
Janus Flexible Bond Fund $0.2793
Janus Global Allocation Fund - Conservative $0.4218
Janus Global Allocation Fund - Growth $0.3109
Janus Global Allocation Fund - Moderate $0.3477
Janus Global Bond Fund $0.5063
Janus Global Unconstrained Bond Fund $0.0753
Janus High-Yield Fund $0.5151
Janus Multi-Sector Income Fund $0.4777
Janus Real Return Fund $0.3652
Janus Short-Term Bond Fund $0.0388
Perkins Large Cap Value Fund $0.2255
Perkins Mid Cap Value Fund $0.6750
Perkins Select Value Fund $0.2028
Perkins Small Cap Value Fund $0.1876
Perkins Value Plus Income Fund $0.2938


The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for "responding to Item 73B correctly, the correct answer is as follows:"

A-Class
INTECH Emerging Markets Managed Volatility Fund $0.0000
INTECH Global Income Mangaged Volatility Fund $0.3088
INTECH International Managed Volatility Fund $1.0068
INTECH U.S. Core Fund $2.0239
INTECH U.S. Managed Volatility Fund $4.4838
Janus Adapitve Global Allocation Fund $0.0000
Janus Diversified Alternatives Fund $0.7910
Janus Flexible Bond Fund $0
Janus Global Allocation Fund - Conservative $0.2244
Janus Global Allocation Fund - Growth $0.4647
Janus Global Allocation Fund - Moderate $0.3335
Janus Global Bond Fund $0
Janus Global Unconstrained Bond Fund $0
Janus High-Yield Fund $0.1958
Janus Multi-Sector Income Fund $0.0397
Janus Real Return Fund $0
Janus Short-Term Bond Fund $0.0035
Perkins Large Cap Value Fund $0.8904
Perkins Mid Cap Value Fund $4.7552
Perkins Select Value Fund $0.5804
Perkins Small Cap Value Fund $5.7500
Perkins Value Plus Income Fund $0.9839

C-Class
INTECH Emerging Markets Managed Volatility Fund $0.0000
INTECH Global Income Mangaged Volatility Fund $0.3088
INTECH International Managed Volatility Fund $1.0068
INTECH U.S. Core Fund $2.0239
INTECH U.S. Managed Volatility Fund $4.4838
Janus Adapitve Global Allocation Fund $0.0000
Janus Diversified Alternatives Fund $0.7910
Janus Flexible Bond Fund $0
Janus Global Allocation Fund - Conservative $0.2244
Janus Global Allocation Fund - Growth $0.4647
Janus Global Allocation Fund - Moderate $0.3335
Janus Global Bond Fund $0
Janus Global Unconstrained Bond Fund $0
Janus High-Yield Fund $0.1958
Janus Multi-Sector Income Fund $0.0397
Janus Real Return Fund $0
Janus Short-Term Bond Fund $0.0035
Perkins Large Cap Value Fund $0.8904
Perkins Mid Cap Value Fund $4.7552
Perkins Select Value Fund $0.5804
Perkins Small Cap Value Fund $5.7500
Perkins Value Plus Income Fund $0.9839

D-Class
INTECH Emerging Markets Managed Volatility Fund $0.0000
INTECH Global Income Mangaged Volatility Fund $0.3088
INTECH International Managed Volatility Fund $0
INTECH U.S. Core Fund $2.0239
INTECH U.S. Managed Volatility Fund $4.4838
Janus Adapitve Global Allocation Fund $0.0000
Janus Diversified Alternatives Fund $0.7910
Janus Flexible Bond Fund $0
Janus Global Allocation Fund - Conservative $0.2244
Janus Global Allocation Fund - Growth $0.4647
Janus Global Allocation Fund - Moderate $0.3335
Janus Global Bond Fund $0
Janus Global Unconstrained Bond Fund $0
Janus High-Yield Fund $0.1958
Janus Multi-Sector Income Fund $0.0397
Janus Real Return Fund $0
Janus Short-Term Bond Fund $0.0035
Perkins Large Cap Value Fund $0.8904
Perkins Mid Cap Value Fund $4.7552
Perkins Select Value Fund $0.5804
Perkins Small Cap Value Fund $5.7500
Perkins Value Plus Income Fund $0.9839

I-Class
INTECH Emerging Markets Managed Volatility Fund $0.0000
INTECH Global Income Mangaged Volatility Fund $0.3088
INTECH International Managed Volatility Fund $1.0068
INTECH U.S. Core Fund $2.0239
INTECH U.S. Managed Volatility Fund $4.4838
Janus Adapitve Global Allocation Fund $0.0000
Janus Diversified Alternatives Fund $0.7910
Janus Flexible Bond Fund $0
Janus Global Allocation Fund - Conservative $0.2244
Janus Global Allocation Fund - Growth $0.4647
Janus Global Allocation Fund - Moderate $0.3335
Janus Global Bond Fund $0
Janus Global Unconstrained Bond Fund $0
Janus High-Yield Fund $0.1958
Janus Multi-Sector Income Fund $0.0397
Janus Real Return Fund $0
Janus Short-Term Bond Fund $0.0035
Perkins Large Cap Value Fund $0.8904
Perkins Mid Cap Value Fund $4.7552
Perkins Select Value Fund $0.5804
Perkins Small Cap Value Fund $5.7500
Perkins Value Plus Income Fund $0.9839

L-Class
Perkins Mid Cap Value Fund $4.7552
Perkins Small Cap Value Fund $5.7500

N-Class
INTECH U.S. Core Fund $2.0239
INTECH U.S. Managed Volatility Fund $4.4838
Janus Adapitve Global Allocation Fund $0.0000
Janus Diversified Alternatives Fund $0.7910
Janus Flexible Bond Fund $0
Janus Global Bond Fund $0
Janus Global Unconstrained Bond Fund $0
Janus High-Yield Fund $0.1958
Janus Multi-Sector Income Fund $0.0397
Janus Short-Term Bond Fund $0.0035
Perkins Large Cap Value Fund $0.8904
Perkins Mid Cap Value Fund $4.7552
Perkins Small Cap Value Fund $5.7500

R-Class
Janus Flexible Bond Fund $0
Janus Global Unconstrained Bond Fund $0
Janus High-Yield Fund $0.1958
Perkins Mid Cap Value Fund $4.7552
Perkins Small Cap Value Fund $5.7500

S-Class
INTECH Emerging Markets Managed Volatility Fund $0.0000
INTECH Global Income Mangaged Volatility Fund $0.3088
INTECH International Managed Volatility Fund $1.0068
INTECH U.S. Core Fund $2.0239
INTECH U.S. Managed Volatility Fund $4.4838
Janus Adapitve Global Allocation Fund $0.0000
Janus Diversified Alternatives Fund $0.7910
Janus Flexible Bond Fund $0
Janus Global Allocation Fund - Conservative $0.2244
Janus Global Allocation Fund - Growth $0.4647
Janus Global Allocation Fund - Moderate $0.3335
Janus Global Bond Fund $0
Janus Global Unconstrained Bond Fund $0
Janus High-Yield Fund $0.1958
Janus Multi-Sector Income Fund $0.0397
Janus Real Return Fund $0
Janus Short-Term Bond Fund $0.0035
Perkins Large Cap Value Fund $0.8904
Perkins Mid Cap Value Fund $4.7552
Perkins Select Value Fund $0.5804
Perkins Small Cap Value Fund $5.7500
Perkins Value Plus Income Fund $0.9839

T-Class
INTECH Emerging Markets Managed Volatility Fund $0.0000
INTECH Global Income Mangaged Volatility Fund $0.3088
INTECH International Managed Volatility Fund $1.0068
INTECH U.S. Core Fund $2.0239
INTECH U.S. Managed Volatility Fund $4.4838
Janus Adapitve Global Allocation Fund $0.0000
Janus Diversified Alternatives Fund $0.7910
Janus Flexible Bond Fund $0
Janus Global Allocation Fund - Conservative $0.2244
Janus Global Allocation Fund - Growth $0.4647
Janus Global Allocation Fund - Moderate $0.3335
Janus Global Bond Fund $0
Janus Global Unconstrained Bond Fund $0
Janus High-Yield Fund $0.1958
Janus Multi-Sector Income Fund $0.0397
Janus Real Return Fund $0
Janus Short-Term Bond Fund $0.0035
Perkins Large Cap Value Fund $0.8904
Perkins Mid Cap Value Fund $4.7552
Perkins Select Value Fund $0.5804
Perkins Small Cap Value Fund $5.7500
Perkins Value Plus Income Fund $0.9839


The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for "responding to Item 73C correctly, the correct answer is as follows:"

A-Class
Janus Global Bond Fund $0.0038
Janus Global Unconstrained Bond Fund $0.0527

C-Class
Janus Global Bond Fund $0.0032
Janus Global Unconstrained Bond Fund $0.0259

D-Class
Janus Global Bond Fund $0.0040
Janus Global Unconstrained Bond Fund $0.0562

I-Class
Janus Global Bond Fund $0.0040
Janus Global Unconstrained Bond Fund $0.0653

N-Class
Janus Global Bond Fund $0.0041
Janus Global Unconstrained Bond Fund $0.0647

R-Class
Janus Global Unconstrained Bond Fund $0.0293

S-Class
Janus Global Bond Fund $0.0037
Janus Global Unconstrained Bond Fund $0.0412

T-Class
Janus Global Bond Fund $0.0039
Janus Global Unconstrained Bond Fund $0.0551


The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for "responding to Item 74U correctly, the correct answer is as follows (in 000's):"

A-Class
INTECH Emerging Markets Managed Volatility Fund: 15
INTECH Global Income Mangaged Volatility Fund: 246
INTECH International Managed Volatility Fund: 726
INTECH U.S. Core Fund: 1,360
INTECH U.S. Managed Volatility Fund: 978
Janus Adapitve Global Allocation Fund: 50
Janus Diversified Alternatives Fund: 275
Janus Flexible Bond Fund: 74,975
Janus Global Allocation Fund - Conservative: 986
Janus Global Allocation Fund - Growth: 296
Janus Global Allocation Fund - Moderate: 1,105
Janus Global Bond Fund: 2,835
Janus Global Unconstrained Bond Fund: 8,480
Janus High-Yield Fund: 21,733
Janus Multi-Sector Income Fund: 226
Janus Real Return Fund: 235
Janus Short-Term Bond Fund: 51,148
Perkins Large Cap Value Fund: 244
Perkins Mid Cap Value Fund: 10,941
Perkins Select Value Fund: 8
Perkins Small Cap Value Fund: 2,226
Perkins Value Plus Income Fund: 552

C-Class
INTECH Emerging Markets Managed Volatility Fund: 5
INTECH Global Income Mangaged Volatility Fund: 102
INTECH International Managed Volatility Fund: 64
INTECH U.S. Core Fund: 955
INTECH U.S. Managed Volatility Fund: 489
Janus Adapitve Global Allocation Fund: 3
Janus Diversified Alternatives Fund: 174
Janus Flexible Bond Fund: 33,322
Janus Global Allocation Fund - Conservative: 1,651
Janus Global Allocation Fund - Growth: 397
Janus Global Allocation Fund - Moderate: 877
Janus Global Bond Fund: 764
Janus Global Unconstrained Bond Fund: 5,364
Janus High-Yield Fund: 7,130
Janus Multi-Sector Income Fund: 200
Janus Real Return Fund: 212
Janus Short-Term Bond Fund: 17,947
Perkins Large Cap Value Fund: 183
Perkins Mid Cap Value Fund: 5,917
Perkins Select Value Fund: 4
Perkins Small Cap Value Fund: 12,844
Perkins Value Plus Income Fund: 623

D-Class
INTECH Emerging Markets Managed Volatility Fund: 127
INTECH Global Income Mangaged Volatility Fund: 636
INTECH International Managed Volatility Fund: 63
INTECH U.S. Core Fund: 14,735
INTECH U.S. Managed Volatility Fund: 372
Janus Adapitve Global Allocation Fund: 11
anus Diversified Alternatives Fund: 306
Janus Flexible Bond Fund: 61,421
Janus Global Allocation Fund - Conservative: 16,820
Janus Global Allocation Fund - Growth: 15,851
Janus Global Allocation Fund - Moderate: 18,504
Janus Global Bond Fund: 1,057
Janus Global Unconstrained Bond Fund: 1,367
Janus High-Yield Fund: 41,258
Janus Multi-Sector Income Fund: 530
Janus Real Return Fund: 448
Janus Short-Term Bond Fund: 61,825
Perkins Large Cap Value Fund: 2,380
Perkins Mid Cap Value Fund: 42,008
Perkins Select Value Fund: 528
Perkins Small Cap Value Fund: 77,948
Perkins Value Plus Income Fund: 2,591

I-Class
INTECH Emerging Markets Managed Volatility Fund: 29
INTECH Global Income Mangaged Volatility Fund: 226
INTECH International Managed Volatility Fund: 8,151
INTECH U.S. Core Fund: 7,503
INTECH U.S. Managed Volatility Fund: 11,199
Janus Adapitve Global Allocation Fund: 5
Janus Diversified Alternatives Fund: 226
Janus Flexible Bond Fund: 570,096
Janus Global Allocation Fund - Conservative: 330
Janus Global Allocation Fund - Growth: 449
Janus Global Allocation Fund - Moderate: 345
Janus Global Bond Fund: 3,501
Janus Global Unconstrained Bond Fund: 113,781
Janus High-Yield Fund: 32,910
Janus Multi-Sector Income Fund: 184
Janus Real Return Fund: 236
Janus Short-Term Bond Fund: 147,110
Perkins Large Cap Value Fund: 2,527
Perkins Mid Cap Value Fund: 71,408
Perkins Select Value Fund: 5,622
Perkins Small Cap Value Fund: 516,201
Perkins Value Plus Income Fund: 352

L-Class
Perkins Mid Cap Value Fund: 631
Perkins Small Cap Value Fund: 8,823

N-Class
INTECH U.S. Core Fund: 3
INTECH U.S. Managed Volatility Fund: 8,324
Janus Adapitve Global Allocation Fund: 5,539
Janus Diversified Alternatives Fund: 5,229
Janus Flexible Bond Fund: 60,931
Janus Global Bond Fund: 23,223
Janus Global Unconstrained Bond Fund: 319
Janus High-Yield Fund: 1,724
Janus Multi-Sector Income Fund: 206
Janus Short-Term Bond Fund: 12,616
Perkins Large Cap Value Fund: 4,898
Perkins Mid Cap Value Fund: 14,299
Perkins Small Cap Value Fund: 9,088

R-Class
Janus Flexible Bond Fund: 3,238
Janus Global Unconstrained Bond Fund: 5
Janus High-Yield Fund: 191
Perkins Mid Cap Value Fund: 4,547
Perkins Small Cap Value Fund: 854

S-Class
INTECH Emerging Markets Managed Volatility Fund: 5
INTECH Global Income Mangaged Volatility Fund: 14
INTECH International Managed Volatility Fund: 8
INTECH U.S. Core Fund: 2,238
INTECH U.S. Managed Volatility Fund: 1,440
Janus Adapitve Global Allocation Fund: 3
Janus Diversified Alternatives Fund: 138
Janus Flexible Bond Fund: 6,558
Janus Global Allocation Fund - Conservative: 195
Janus Global Allocation Fund - Growth: 145
Janus Global Allocation Fund - Moderate: 241
Janus Global Bond Fund: 17
Janus Global Unconstrained Bond Fund: 50
Janus High-Yield Fund: 325
Janus Multi-Sector Income Fund: 184
Janus Real Return Fund: 85
Janus Short-Term Bond Fund: 860
Perkins Large Cap Value Fund: 16
Perkins Mid Cap Value Fund: 9,991
Perkins Select Value Fund: 4
Perkins Small Cap Value Fund: 2,705
Perkins Value Plus Income Fund: 183

T-Class
INTECH Emerging Markets Managed Volatility Fund: 16
INTECH Global Income Mangaged Volatility Fund: 315
INTECH International Managed Volatility Fund: 111
INTECH U.S. Core Fund: 7,608
INTECH U.S. Managed Volatility Fund: 9,207
Janus Adapitve Global Allocation Fund: 5
Janus Diversified Alternatives Fund: 252
Janus Flexible Bond Fund: 134,584
Janus Global Allocation Fund - Conservative: 2,535
Janus Global Allocation Fund - Growth: 1,601
Janus Global Allocation Fund - Moderate: 1,861
Janus Global Bond Fund: 1,864
Janus Global Unconstrained Bond Fund: 20,131
Janus High-Yield Fund: 142,428
Janus Multi-Sector Income Fund: 446
Janus Real Return Fund: 289
Janus Short-Term Bond Fund: 573,069
Perkins Large Cap Value Fund: 237
Perkins Mid Cap Value Fund: 122,208
Perkins Select Value Fund: 106
Perkins Small Cap Value Fund: 25,318
Perkins Value Plus Income Fund: 325


The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for "responding to Item 74V correctly, the correct answer is as follows:"

A-Class
INTECH Emerging Markets Managed Volatility Fund $10.49
INTECH Global Income Mangaged Volatility Fund $11.45
INTECH International Managed Volatility Fund $8.03
INTECH U.S. Core Fund $20.47
INTECH U.S. Managed Volatility Fund $9.04
Janus Adapitve Global Allocation Fund $9.69
Janus Diversified Alternatives Fund $9.98
Janus Flexible Bond Fund $10.48
Janus Global Allocation Fund - Conservative $12.83
Janus Global Allocation Fund - Growth $14.44
Janus Global Allocation Fund - Moderate $13.49
Janus Global Bond Fund $9.59
Janus Global Unconstrained Bond Fund $9.71
Janus High-Yield Fund $8.55
Janus Multi-Sector Income Fund $9.84
Janus Real Return Fund $9.59
Janus Short-Term Bond Fund $3.04
Perkins Large Cap Value Fund $16.16
Perkins Mid Cap Value Fund $19.87
Perkins Select Value Fund $12.50
Perkins Small Cap Value Fund $22.28
Perkins Value Plus Income Fund $11.26

C-Class
INTECH Emerging Markets Managed Volatility Fund $10.44
INTECH Global Income Mangaged Volatility Fund $11.39
INTECH International Managed Volatility Fund $7.94
INTECH U.S. Core Fund $20.29
INTECH U.S. Managed Volatility Fund $8.85
Janus Adapitve Global Allocation Fund $9.69
Janus Diversified Alternatives Fund $9.84
Janus Flexible Bond Fund $10.48
Janus Global Allocation Fund - Conservative $12.64
Janus Global Allocation Fund - Growth $14.19
Janus Global Allocation Fund - Moderate $13.29
Janus Global Bond Fund $9.60
Janus Global Unconstrained Bond Fund $9.69
Janus High-Yield Fund $8.56
Janus Multi-Sector Income Fund $9.84
Janus Real Return Fund $9.55
Janus Short-Term Bond Fund $3.03
Perkins Large Cap Value Fund $15.99
Perkins Mid Cap Value Fund $19.55
Perkins Select Value Fund $12.39
Perkins Small Cap Value Fund $21.49
Perkins Value Plus Income Fund $11.28

D-Class
INTECH Emerging Markets Managed Volatility Fund $10.49
INTECH Global Income Mangaged Volatility Fund $11.42
INTECH International Managed Volatility Fund $8.00
INTECH U.S. Core Fund $20.50
INTECH U.S. Managed Volatility Fund $8.93
Janus Adapitve Global Allocation Fund $9.70
Janus Diversified Alternatives Fund $10.00
Janus Flexible Bond Fund $10.47
Janus Global Allocation Fund - Conservative $12.91
Janus Global Allocation Fund - Growth $14.53
Janus Global Allocation Fund - Moderate $13.57
Janus Global Bond Fund $9.59
Janus Global Unconstrained Bond Fund $9.71
Janus High-Yield Fund $8.56
Janus Multi-Sector Income Fund $9.84
Janus Real Return Fund $9.61
Janus Short-Term Bond Fund $3.04
Perkins Large Cap Value Fund $16.08
Perkins Mid Cap Value Fund $19.71
Perkins Select Value Fund $12.53
Perkins Small Cap Value Fund $22.19
Perkins Value Plus Income Fund $11.26

I-Class
INTECH Emerging Markets Managed Volatility Fund $10.50
INTECH Global Income Mangaged Volatility Fund $11.47
INTECH International Managed Volatility Fund $8.00
INTECH U.S. Core Fund $20.52
INTECH U.S. Managed Volatility Fund $9.02
Janus Adapitve Global Allocation Fund $9.69
Janus Diversified Alternatives Fund $10.02
Janus Flexible Bond Fund $10.48
Janus Global Allocation Fund - Conservative $12.91
Janus Global Allocation Fund - Growth $14.54
Janus Global Allocation Fund - Moderate $13.57
Janus Global Bond Fund $9.58
Janus Global Unconstrained Bond Fund $9.70
Janus High-Yield Fund $8.56
Janus Multi-Sector Income Fund $9.84
Janus Real Return Fund $9.54
Janus Short-Term Bond Fund $3.04
Perkins Large Cap Value Fund $16.14
Perkins Mid Cap Value Fund $19.72
Perkins Select Value Fund $12.54
Perkins Small Cap Value Fund $22.27
Perkins Value Plus Income Fund $11.27

L-Class
Perkins Mid Cap Value Fund $19.99
Perkins Small Cap Value Fund $22.73

N-Class
INTECH U.S. Core Fund $20.50
INTECH U.S. Managed Volatility Fund $8.99
Janus Adapitve Global Allocation Fund $9.70
Janus Diversified Alternatives Fund $10.04
Janus Flexible Bond Fund $10.47
Janus Global Bond Fund $9.58
Janus Global Unconstrained Bond Fund $9.70
Janus High-Yield Fund $8.56
Janus Multi-Sector Income Fund $9.84
Janus Short-Term Bond Fund $3.04
Perkins Large Cap Value Fund $16.13
Perkins Mid Cap Value Fund $19.69
Perkins Small Cap Value Fund $22.25

R-Class
Janus Flexible Bond Fund $10.48
Janus Global Unconstrained Bond Fund $9.70
Janus High-Yield Fund $8.55
Perkins Mid Cap Value Fund $19.68
Perkins Small Cap Value Fund $21.88

S-Class
INTECH Emerging Markets Managed Volatility Fund $10.47
INTECH Global Income Mangaged Volatility Fund $11.43
INTECH International Managed Volatility Fund $8.09
INTECH U.S. Core Fund $20.41
INTECH U.S. Managed Volatility Fund $9.01
Janus Adapitve Global Allocation Fund $9.69
Janus Diversified Alternatives Fund $9.92
Janus Flexible Bond Fund $10.48
Janus Global Allocation Fund - Conservative $12.79
Janus Global Allocation Fund - Growth $14.37
Janus Global Allocation Fund - Moderate $13.40
Janus Global Bond Fund $9.60
Janus Global Unconstrained Bond Fund $9.70
Janus High-Yield Fund $8.57
Janus Multi-Sector Income Fund $9.84
Janus Real Return Fund $9.61
Janus Short-Term Bond Fund $3.03
Perkins Large Cap Value Fund $16.26
Perkins Mid Cap Value Fund $19.84
Perkins Select Value Fund $12.49
Perkins Small Cap Value Fund $22.07
Perkins Value Plus Income Fund $11.26

T-Class
INTECH Emerging Markets Managed Volatility Fund $10.49
INTECH Global Income Mangaged Volatility Fund $11.44
INTECH International Managed Volatility Fund $7.99
INTECH U.S. Core Fund $20.49
INTECH U.S. Managed Volatility Fund $8.93
Janus Adapitve Global Allocation Fund $9.69
Janus Diversified Alternatives Fund $9.98
Janus Flexible Bond Fund $10.47
Janus Global Allocation Fund - Conservative $12.89
Janus Global Allocation Fund - Growth $14.51
Janus Global Allocation Fund - Moderate $13.53
Janus Global Bond Fund $9.59
Janus Global Unconstrained Bond Fund $9.70
Janus High-Yield Fund $8.56
Janus Multi-Sector Income Fund $9.84
Janus Real Return Fund $9.57
Janus Short-Term Bond Fund $3.04
Perkins Large Cap Value Fund $16.05
Perkins Mid Cap Value Fund $19.76
Perkins Select Value Fund $12.51
Perkins Small Cap Value Fund $22.21
Perkins Value Plus Income Fund $11.26